       PRELIMINARY COPY--SUBJECT TO COMPLETION, DATED FEBRUARY 18, 1997

                                 SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [_]
Filed by Party other than the Registrant [X]
Check the appropriate box:
  [X] Preliminary Proxy Statement             [_] Confidential, for Use of the
  [_] Definitive Proxy Statement                  Commission Only (as permitted
  [_] Definitive Additional Materials             by Rule 14a-6(e)(2))
  [_] Soliciting Material Pursuant to
      Rule 14a-11(c) or Rule 14a-12

                      GREAT WESTERN FINANCIAL CORPORATION
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           H. F. AHMANSON & COMPANY
                  (NAME OF PERSON(S) FILING PROXY STATEMENT,
                         IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):

  [X] No fee required.

  [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

  [_] Fee paid previously with preliminary materials.

  [_] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:

      (2) Form, Schedule or Registration Statement no.:

      (3) Filing Party:

      (4) Date Filed:

       PRELIMINARY COPY--SUBJECT TO COMPLETION, DATED FEBRUARY 18, 1997

                             [AHMANSON LETTERHEAD]

                                                               February  , 1997

To the Stockholders of
Great Western Financial Corporation:

  On February 17, 1997, H.F. Ahmanson & Company ("Ahmanson") submitted a written proposal to Great Western Financial Corporation ("GWF") for a tax-free merger of the two companies pursuant to which each outstanding share of GWF Common Stock would be converted into 1.05 shares of Ahmanson Common Stock (the "Ahmanson Merger Proposal").

  . The Ahmanson Merger Proposal represents a 24.2% premium over the price of GWF Common Stock, based on the closing price of the shares on the NYSE Composite Tape on the last trading day before announcement of the Ahmanson Merger Proposal.

  . Despite the extraordinary economic benefits to the stockholders of GWF that would accrue from the Ahmanson Merger Proposal, GWF's current Board of Directors (the "GWF Board") has not yet responded to the Ahmanson Merger Proposal or entered into negotiations with Ahmanson.

  Accordingly, in order to enable a decision on the merits of the Ahmanson Merger Proposal to be made by you, as the true owners of GWF, your proxy is being solicited to replace three of the four current Class II Directors of GWF with independent individuals nominated by Ahmanson (the "Ahmanson Nominees") and committed to pursuing a merger which would maximize the stockholder value of GWF and for the other Ahmanson proposals described herein.

  . The Ahmanson Nominees favor pursuing a merger to maximize stockholder value.

  . Voting for the Ahmanson Nominees and the other Ahmanson proposals described herein will enable you to send a clear message to the GWF Board that you also favor a merger.

  This proxy solicitation is being conducted separately from the consent solicitation that Ahmanson is making in connection with proposals for the adoption of a stockholder resolution and certain amendments to the By-laws of GWF.

  SEND A CLEAR MESSAGE TO THE GWF BOARD--VOTE YOUR WHITE ANNUAL MEETING PROXY CARD FOR EACH OF THE AHMANSON NOMINEES AND FOR APPROVAL OF THE AHMANSON PROPOSALS.

  Only stockholders of record on February 24, 1997 may vote in connection with the accompanying Proxy Statement. Therefore, in fairness to other stockholders, even if you have subsequently sold your shares of GWF Common Stock, you are urged to grant your proxy pursuant to the enclosed WHITE proxy card with respect to all of the shares of GWF Common Stock that were held by you as of the February 24, 1997 record date. Your failure to vote may adversely affect those who continue to be stockholders.

  If you have any questions concerning the accompanying Proxy Statement or the procedures to be followed to deliver a proxy, please contact MacKenzie Partners, Inc. at (212) 929-5500 (bankers and brokers call collect) or (800) 322-2885 (all others call toll-free).

  PLEASE READ THE ACCOMPANYING PROXY STATEMENT CAREFULLY. YOUR VOTE AND PROMPT ACTION ARE IMPORTANT. YOU ARE URGED TO GRANT YOUR PROXY BY MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD AS SOON AS POSSIBLE.

                                          Sincerely,

                                          _____________________________________
                                          Chairman and Chief
                                           Executive Officer

                                   IMPORTANT

  Only stockholders of record on February 24, 1997 are entitled to give their proxy. Thus:

  1. If your shares of GWF Common Stock are held in your own name, please mark, sign, date and return the enclosed WHITE proxy card in the postage-paid envelope provided.

  2. If your shares of GWF Common Stock are held in the name of a brokerage firm, bank, nominee or other institution, only it can vote with respect to your shares of GWF Common Stock and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions for a WHITE proxy card to be signed representing the shares of GWF Common Stock beneficially owned by you. You are urged to ensure that the record holder of your shares of GWF Common Stock marks, signs, dates and returns the enclosed WHITE proxy card as soon as possible. You are further urged to confirm in writing any instructions given and provide a copy of those instructions to Ahmanson in care of MacKenzie Partners, Inc., so that Ahmanson may also attempt to ensure that such instructions are followed.

  If you have any questions or require any assistance in completing your proxy, please call:

                           MacKenzie Partners, Inc.
                               156 Fifth Avenue
                           New York, New York 10010
               Bankers and Brokers Call Collect: (212) 929-5500
                   All Others Call Toll-Free: (800) 322-2885

       PRELIMINARY COPY--SUBJECT TO COMPLETION, DATED FEBRUARY 18, 1997

                      1997 ANNUAL MEETING OF STOCKHOLDERS
                                      OF
                      GREAT WESTERN FINANCIAL CORPORATION

                               ----------------

                                PROXY STATEMENT
                                      OF
                            H.F. AHMANSON & COMPANY

                               ----------------

  This Proxy Statement and the accompanying WHITE Annual Meeting proxy card are furnished in connection with the solicitation of proxies by H.F. Ahmanson & Company ("Ahmanson"), to be used at the 1997 Annual Meeting of Stockholders
of Great Western Financial Corporation ("GWF") to be held at    a.m. (local
time) on April 22, 1997 at      , and any adjournments, postponements or
reschedulings thereof (the "Annual Meeting"). Ahmanson conducts its principal business operations through Home Savings of America, FSB, a federally-chartered savings bank. Based on deposits, Ahmanson was at December 31, 1996 the third largest depository institution in California and the 17th largest in the United States.

  On February 17, 1997, Charles R. Rinehart, Chairman of the Board and Chief Executive Officer of Ahmanson, contacted John F. Maher, President and Chief Executive Officer, of GWF and delivered to him a written proposal for a tax-free merger of the two companies (the "Proposed Merger") pursuant to which each outstanding share of GWF Common Stock would be converted into 1.05 shares of Ahmanson Common Stock (the "Ahmanson Merger Proposal"). Ahmanson subsequently issued a press release publicly disclosing the Ahmanson Merger Proposal.

  Based on the closing price of the Ahmanson Common Stock on the New York Stock Exchange ("NYSE") Composite Tape on February 14, 1997 (the last trading day before announcement of the Ahmanson Merger Proposal), GWF common stockholders would receive in the Proposed Merger shares of Ahmanson Common Stock with a value of $42.53 for each of their shares of GWF Common Stock, representing a 24.2% premium over the closing price of the GWF Common Stock on such date.

  Ahmanson believes that the Proposed Merger represents a unique and compelling opportunity to enhance value for stockholders of both Ahmanson and GWF, allowing the combined company to realize substantial cost savings while solidifying its competitive position in its major markets and providing enhanced services and products to its customers. Ahmanson is confident that it will be able to obtain the regulatory approvals required for the Proposed Merger on a timely basis and without imposition of any condition that would have a material adverse effect on the combined company. Accordingly, Ahmanson believes that the Board of Directors of GWF (the "GWF Board") should find the Proposed Merger highly attractive. However, as of the date of this Preliminary Proxy Statement, GWF has not yet responded to the Ahmanson Merger Proposal and the parties have not yet entered into any negotiations concerning the Proposed Merger or any other business combination between Ahmanson and GWF.

  Ahmanson has determined to nominate three individuals (the "Ahmanson Nominees"), each of whom is independent of (and not affiliated with or controlled by) Ahmanson, to serve as directors of GWF. These individuals, if elected, have committed to seek to convince the other GWF directors to pursue merger proposals with a view to maximizing stockholder value. In particular, they would seek to convince the other GWF directors to consider the Ahmanson Merger Proposal and all other proposals to merge with GWF and, subject to their fiduciary duties, actively pursue the proposal that they conclude maximizes value for GWF's stockholders. Any such proposal would, of course, then be subject, among other things, to stockholder and regulatory approval.

  You will also be asked at the Annual Meeting to consider and vote upon a non-binding stockholder resolution (the "Ahmanson Resolution") urging the GWF Board to arrange for the merger of GWF with the potential merger partner offering consideration that maximizes stockholder value and, if no bids superior to the Ahmanson Merger Proposal are received, to enter into a merger agreement with Ahmanson and take all necessary actions to facilitate such merger. In addition, Ahmanson has introduced seven proposals to amend the current By-laws of GWF (the "Ahmanson By-law Amendments" and, together with the Ahmanson Resolution, the "Ahmanson Proposals").

  This proxy solicitation is being conducted separately from the consent solicitation that Ahmanson is making in connection with proposals for the adoption of a stockholder resolution and certain amendments to the By-laws of GWF.

  A VOTE FOR THE AHMANSON NOMINEES AND THE AHMANSON PROPOSALS WILL ENABLE YOU--AS THE OWNERS OF GWF--TO SEND A CLEAR MESSAGE TO THE GWF BOARD THAT YOU FAVOR A MERGER TO MAXIMIZE STOCKHOLDER VALUE.

  AHMANSON URGES YOU TO MARK, SIGN, DATE AND RETURN THE ENCLOSED WHITE ANNUAL MEETING PROXY CARD TO VOTE FOR THE ELECTION OF THE AHMANSON NOMINEES AND FOR THE AHMANSON PROPOSALS.

  AHMANSON URGES YOU NOT TO SIGN ANY PROXY CARD SENT TO YOU BY GWF. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE YOUR PROXY BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY DATED PROXY CARD FOR THE ANNUAL MEETING TO AHMANSON, C/O MACKENZIE PARTNERS, INC. (THE "AGENT"), OR TO THE SECRETARY OF GWF, OR BY VOTING IN PERSON AT THE ANNUAL MEETING. SEE "PROXY PROCEDURES" BELOW.

  The record date for determining stockholders entitled to notice of and to vote at the Annual Meeting is February 24, 1997 (the "Record Date"). Stockholders of record at the close of business on the Record Date will be entitled to one vote at the Annual Meeting for each share of GWF Common Stock ("GWF Share") held on the Record Date. As of the Record Date, there were
approximately    GWF Shares issued and outstanding. Ahmanson holds an
aggregate of     GWF Shares, which represents   % of the GWF Shares
outstanding. Ahmanson intends to vote such GWF Shares for the election of the Ahmanson Nominees and for the Ahmanson Proposals.

                               ----------------

  This Proxy Statement and the WHITE Annual Meeting proxy card are first being
furnished to GWF stockholders on or about      , 1997. The principal executive
offices of Great Western Financial Corporation are located at 9200 Oakdale Avenue, Chatsworth, California 91311.

                                   IMPORTANT

  Only stockholders of record on February 24, 1997 are entitled to give their proxy. Thus:

  1. If your shares of GWF Common Stock are held in your own name, please mark, sign, date and return the enclosed WHITE proxy card in the postage-paid envelope provided.

  2. If your shares of GWF Common Stock are held in the name of a brokerage firm, bank, nominee or other institution, only it can vote with respect to your shares of GWF Common Stock and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions for a WHITE proxy card to be signed representing the shares of GWF Common Stock beneficially owned by you. You are urged to ensure that the record holder of your shares of GWF Common Stock marks, signs, dates and returns the enclosed WHITE proxy card as soon as possible. You are further urged to confirm in writing any instructions given and provide a copy of those instructions to Ahmanson in care of MacKenzie Partners, Inc., so that Ahmanson may also attempt to ensure that such instructions are followed.

  If you have any questions or require any assistance in completing your proxy, please call:

                           MacKenzie Partners, Inc.
                               156 Fifth Avenue
                           New York, New York 10010
               Bankers and Brokers Call Collect: (212) 929-5500
                   All Others Call Toll-Free: (800) 322-2885

                    THE AHMANSON NOMINEES FAVOR PURSUING A
                     MERGER TO MAXIMIZE STOCKHOLDER VALUE

  On a number of occasions during the last several years, the current and predecessor chief executive officers of Ahmanson and GWF have informally discussed the possibility of a merger of the two companies. These discussions took place against the background of a rapidly changing banking industry undergoing substantial consolidation, primarily as a result of increased competition and a need to reduce costs through economies of scale. In addition, in recent years, the two companies have been pursuing compatible business strategies.

  Consolidation among depository institutions has increased in recent years and has included the merger or sale of a number of large California-based banks and savings institutions. Among the major transactions that have occurred in recent years are the combinations of: the six largest California banks (Wells Fargo and First Interstate, Bank America and Security Pacific, and Union Bank and Bank of California); the fifth and seventh largest California savings institutions (First Nationwide and California Federal) (which followed a proposal by Golden West, the third largest California savings institution, to acquire California Federal); and the fourth largest California savings institution and one of the largest savings institutions outside of California (American Savings and Washington Mutual) (size references are to asset rankings as of June 30 of the year of the referenced merger). Ahmanson has taken advantage of this trend toward consolidation to enlarge its presence and enhance its market share in key markets while disposing of assets in other, "non-core" markets. Since June 1992, Ahmanson has engaged in transactions which, taken together, have resulted in the acquisition of $6.8 billion in deposits, primarily in California, at an average deposit premium (i.e., the ratio of net purchase price to acquired deposits) of 2.9% and the sale of over $12.7 billion in deposits in non-core markets at an average deposit premium of 7.1%. In addition, in September 1996, Ahmanson acquired approximately $1.9 billion in deposits by completing its purchase of 61 former First Interstate branches.

  Ahmanson believes that GWF also recognizes the merits of a focus on core markets and the inevitability of consolidation. For example, in December 1993, GWF acquired 119 branches of HomeFed in California having $4.1 billion in deposits and, in December, 1994, sold its 31 branches on the west coast of Florida having $1.0 billion in deposits.

  In light of the foregoing, on February 17, 1997, Charles R. Rinehart, Chairman of the Board and Chief Executive Officer of Ahmanson, contacted John
F. Maher, President and Chief Executive Officer, of GWF and delivered to him a written proposal for a tax-free merger of the two companies pursuant to which each outstanding share of GWF Common Stock would be converted into 1.05 shares of Ahmanson Common Stock. Ahmanson subsequently issued a press release publicly disclosing the Ahmanson Proposal.

  Based on the closing price of the Ahmanson Common Stock on the NYSE Composite Tape on February 14, 1997, the last trading day before announcement of the Ahmanson Merger Proposal, GWF common stockholders would receive in the Proposed Merger shares of Ahmanson Common Stock with a value of $42.53 for each of their shares of GWF Common Stock, representing a 24.2% premium over the closing price of the GWF Common Stock on such date.

  Ahmanson believes that the Proposed Merger represents a unique and compelling opportunity to enhance value for stockholders of both Ahmanson and GWF, allowing the combined company to realize substantial cost savings while enhancing its competitive position in its major markets and providing enhanced services and products to its customers. Ahmanson is confident that it will be able to obtain the regulatory approvals required for the Proposed Merger on a timely basis and without imposition of any condition that would have a material adverse effect on the combined company. Accordingly, Ahmanson believes that the GWF Board should find the Proposed Merger highly attractive. However, as of the date of this Preliminary Proxy Statement, GWF has not yet responded to the Ahmanson Merger Proposal and the parties have not yet entered into any negotiations concerning the Proposed Merger or any other business combination between Ahmanson and GWF.

  Ahmanson believes that the GWF Board (who collectively own beneficially less than 1.5% of the GWF Common Stock) should not deprive GWF's stockholders of the opportunity to consider the Ahmanson Merger

Proposal and any other bona fide and concrete merger proposals. Accordingly, Ahmanson has determined to nominate three individuals (the "Ahmanson Nominees"), each of whom is independent of (and not affiliated with or controlled by) Ahmanson, to serve as directors of GWF. These individuals, if elected, have committed to seek to convince the other GWF directors to pursue merger proposals with a view to maximizing stockholder value. In particular, they would seek to convince the other GWF directors to consider the Ahmanson Merger Proposal and all other bona fide and concrete proposals to merge with GWF and, subject to their fiduciary duties, actively pursue the proposal that they conclude maximizes value for GWF's stockholders. Any such proposal would, of course, then be subject, among other things, to stockholder and regulatory approval. In addition, Ahmanson is soliciting your proxy in support of the Ahmanson Proposals, which are intended to facilitate the maximization of stockholder value of GWF.

  If the Ahmanson Nominees are elected, the Ahmanson Nominees will constitute a minority of the eleven member GWF Board and, therefore, the Ahmanson Nominees would not, without the support of other members of the GWF Board, be able to take action to expedite the prompt consummation of a merger of GWF. If the Ahmanson Proposals are adopted, however, the Ahmanson Nominees would, subject to their fiduciary duties, among other things, be able to prevent GWF from agreeing to grant so called break-up fees, stock options, crown jewel options or other "lock-up" arrangements in an aggregate amount in excess of $100,000,000.

                       I. ELECTION OF CLASS II DIRECTORS

  According to publicly available information, GWF currently has eleven Directors, divided into three classes having staggered terms of three years each. The terms of the four incumbent Class II Directors, John V. Giovenco, Firmin A. Gryp, James F. Montgomery and Alberta E. Siegel, will expire at the Annual Meeting.

  Ahmanson believes that election of the Ahmanson Nominees represents the best means for GWF stockholders to express their support for a merger of GWF to maximize stockholder value. These individuals, if elected, have committed to seek to convince the other GWF directors to pursue merger proposals with a view to maximizing stockholder value. In particular, they would seek to convince the other GWF directors to consider the Ahmanson Merger Proposal and all other bona fide and concrete proposals to merge with GWF and, subject to their fiduciary duties, actively pursue the proposal that they conclude maximizes value for GWF's stockholders. Any such proposal would, of course, then be subject, among other things, to stockholder and regulatory approval. The election of the Ahmanson Nominees would enable you, as the owners of GWF, to send a clear message to the GWF Board that you favor a merger of GWF to maximize stockholder value and that you oppose actions that would thwart such a merger. Ahmanson believes that the current members of the GWF Board (who collectively own beneficially less than 1.5% of the GWF common stock) should not deprive GWF's stockholders of the opportunity to consider the Ahmanson Merger Proposal and other merger proposals.

  Ahmanson proposes that the GWF stockholders elect the Ahmanson Nominees to fill three of the four Class II Director positions of GWF up for election at the Annual Meeting. With regard to the fourth Director position of GWF up for election, a blank write-in space has been provided for you to select such Director from among the nominees of the incumbent GWF Board. However, should you not write-in a nominee for the fourth Director, this will not affect your vote for the Ahmanson Nominees. The nomination of three nominees rather than the four directorships up for election at the Annual Meeting is intended to avoid a presumption of control under regulations of the Office of Thrift Supervision.

  The Ahmanson Nominees are listed below and have furnished the following information concerning their principal occupations or employment and certain other matters. Each Ahmanson Nominee, if elected, would hold office until the 2000 Annual Meeting of Stockholders and until a successor has been elected and qualified or until the earlier of his death, resignation or removal. Although Ahmanson has no reason to believe that any of the Ahmanson Nominees will be unable to serve as a director, if any one or more of the Ahmanson Nominees shall not be available for election, the persons named on the WHITE Annual Meeting proxy card have agreed to vote for the election of such other nominees as may be proposed by Ahmanson. Should GWF purport to increase the number of directors to be elected at the Annual Meeting, it is the current intention of Ahmanson to propose additional nominees for such directorships.

AHMANSON NOMINEES FOR CLASS II DIRECTORS:

          NAME, AGE AND                 PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
   PRINCIPAL BUSINESS ADDRESS           DURING LAST FIVE YEARS; CURRENT DIRECTORSHIPS
   --------------------------           ---------------------------------------------
Lawrence A. Del Santo, 63........  Mr. Del Santo is the Chairman and Chief Executive
The Vons Companies, Inc.           Officer of The Vons Companies, Inc. ("Vons"). He joined
618 Michillinda Avenue             Vons in April 1994. Previously, he was Chairman and
Arcadia, CA 91007                  Chief Executive Officer of Lucky Stores ("Lucky") and
                                   after the American Stores Company acquisition of Lucky,
                                   he became Senior Executive Vice President and Chief
                                   Operating Officer--Food for American Stores Company in
                                   1993. He currently serves on the board of directors of
                                   California Business Roundtable, Los Angeles Area
                                   Chamber of Commerce, Food Marketing Institute, Criminal
                                   Justice Legal Foundation, Los Angeles Business Advisors
                                   and Super Valu Stores, Inc. Additionally, he is a
                                   member of the Board of Trustees of the University of
                                   San Francisco and the Tomas Rivera Center.

Robert T. Gelber, 61.............  Mr. Gelber is currently retired. Before his retirement,
Gibson, Dunn & Crutcher LLP        Mr. Gelber was a partner at Gibson, Dunn & Crutcher
333 South Grand Avenue             LLP, where he was co-head of the firm's Financial
Los Angeles, CA 90071              Institutions Practice Group. Mr. Gelber joined Gibson,
                                   Dunn & Crutcher LLP in 1960 after graduation from
                                   Harvard Law School.

Wolfgang Schoellkopf, 64.........  Mr. Schoellkopf is currently retired. From 1990 until
800 Fifth Avenue                   his retirement in 1996, Mr. Schoellkopf was Vice
New York, NY 10021                 Chairman and Chief Financial Officer of First Fidelity
                                   Bancorporation. Mr. Schoellkopf currently serves on the
                                   boards of directors of Great Lakes Reinsurance
                                   Corporation, the Inner-City Scholarship Fund and
                                   Marymount University.

  Ahmanson has paid each Ahmanson Nominee a fee of $15,000 and Ahmanson has agreed to make a cash contribution of $15,000 on behalf of each Ahmanson Nominee to a charitable organization designated by each Ahmanson Nominee for agreeing to be named as a nominee in this Proxy Statement and agreeing to stand for election as a director of GWF and has agreed to reimburse each Ahmanson Nominee for out-of-pocket expenses incurred in connection with the proxy solicitation. In addition, Ahmanson has agreed, without regard to any actual or alleged fault on the part of the Ahmanson Nominee, to hold harmless and indemnify each Ahmanson Nominee, to the fullest extent permitted by applicable law, from and against any and all expenses, liabilities, damages or losses of any kind arising out of or relating to any threatened or filed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of GWF), asserted against or incurred by the Ahmanson Nominee as a result of such Ahmanson Nominee's involvement in this proxy solicitation or such Ahmanson Nominee's role as a director of GWF (except to the extent such Ahmanson Nominee is covered in full by GWF's indemnification obligations); provided, however, that such indemnification and expense reimbursement shall not apply to any actions or omissions to act by the Ahmanson Nominee after the date 20 days after the Ahmanson Nominee has been notified that Ahmanson has abandoned the Ahmanson Merger Proposal. In addition, it is anticipated that each Ahmanson Nominee, if elected, would be entitled to receive director's fees consistent with GWF's past practices. According to GWF's Proxy Statement dated March 21, 1996, for the 1996 Annual Meeting held on April 23, 1996, non-employee directors of GWF are paid an annual retainer for board service of $25,000, and an attendance fee of $1,800 and $1,000 for each board and committee meeting attended, respectively. Directors are also reimbursed for any expenses incurred in connection with attendance at regular or special meetings of the board or any of its committees.

  Except as disclosed in this Proxy Statement, to the best knowledge of Ahmanson, none of the Ahmanson Nominees or their associates have any arrangement or understandings with any person (1) with respect to any future employment by GWF or its affiliates or (2) with respect to future transactions to which GWF or any of its affiliates will or may be a party, nor any material interest, direct or indirect, in any transaction that has occurred since January 1, 1996 or any currently proposed transaction, or series of similar transactions, in which GWF or any of its affiliates was or is to be a party and in which the amount involved exceeds $60,000. Certain Ahmanson Nominees may also be directors or officers of other companies and organizations that have engaged in transactions with GWF or its subsidiaries in the ordinary course of business since January 1, 1996, but Ahmanson believes that the interest of such Ahmanson Nominees in such transactions is not of material significance.

  Elections of directors at the Annual Meeting require the affirmative vote of a plurality of the GWF Shares represented in person or by proxy at the meeting and entitled to vote on the election of directors, assuming a quorum is present or otherwise represented at the Annual Meeting. Thus, assuming a quorum is present, the four nominees receiving the greatest number of votes will be elected to serve as Class II Directors. Non-voted shares with respect to the election of directors will not affect the outcome of the election of directors. Should you choose not to write-in a nominee for the fourth Director up for election, that will result in a non-voted share with regard to that fourth Director. The proxies cannot be voted for more than four nominees (e.g., three Ahmanson Nominees and a nominee of the incumbent GWF Board).

  The accompanying WHITE Annual Meeting proxy card will be voted at the Annual Meeting in accordance with your instructions on such card. You may vote FOR the election of the Ahmanson Nominees as three of the four Class II Directors of GWF or withhold authority to vote for the election of the Ahmanson Nominees by marking the proper box on the WHITE Annual Meeting proxy card. You may also withhold your vote from any of the Ahmanson Nominees by striking out the name of such nominee on the WHITE Annual Meeting proxy card. If no marking is made, you will be deemed to have given a direction to vote the GWF Shares represented by the WHITE Annual Meeting proxy card FOR the election of all of the Ahmanson Nominees provided that you have signed and dated the WHITE proxy card. You may vote FOR the election of a fourth write-in nominee of the Class II Directors from among the nominees of the incumbent GWF Board by writing in that nominee's name in the space provided or abstain from voting for that fourth directorship by leaving the space blank.

     AHMANSON STRONGLY RECOMMENDS A VOTE FOR THE ELECTION OF THE AHMANSON
                                   NOMINEES.

                II. AHMANSON RESOLUTION URGING A MERGER OF GWF

  At the Annual Meeting, Ahmanson intends to present the following resolution for adoption by the stockholders of GWF:

  "RESOLVED, that the stockholders of Great Western Financial Corporation ("Great Western") urge the Great Western Board of Directors (the "Great Western Board") to consider any bona fide and concrete merger proposal received by Great Western by May 22, 1997 and, if no proposal superior to the H.F. Ahmanson & Company ("Ahmanson") merger proposal (set forth in Ahmanson's letter to Great Western, dated February 17, 1997) is received, to enter into a merger agreement with Ahmanson in accordance with the Ahmanson merger proposal and take all actions necessary to facilitate such merger. In determining whether another proposal is superior to the Ahmanson merger proposal, the Great Western Board shall take into account the potential that the Great Western stockholders will receive a substantial portion of the value of the cost savings resulting from a merger with Ahmanson."

  The purpose of the Ahmanson Resolution is to give GWF stockholders the opportunity to send a clear message to the GWF Board that they support the Ahmanson Merger Proposal and, unless a bona fide and concrete proposal clearly providing value greater than the Ahmanson Merger Proposal is received, that they want the GWF Board to take such actions as are necessary to permit the Ahmanson Merger Proposal to proceed.

  Adoption of the Ahmanson Resolution, which will not be legally binding on the GWF Board, requires the affirmative vote of the holders of a majority of the GWF Shares represented in person or by proxy and entitled to vote on the matter, assuming the presence of a quorum at the Annual Meeting. With respect to abstentions, the GWF Shares will be considered present at the Annual Meeting, but since they are not affirmative votes for the Ahmanson Resolution, they will have the same effect as votes against the Ahmanson Resolution. With respect to broker non-votes, the GWF Shares will not be considered present at the Annual Meeting for purposes of voting on the Ahmanson Resolution. Consequently, broker non-votes will not be counted with respect to the Ahmanson Resolution, but they will have the practical effect of reducing the number of affirmative votes required to achieve a majority with respect to the Ahmanson Resolution by reducing the total number of GWF Shares from which the majority is calculated.

  The accompanying WHITE Annual Meeting proxy card will be voted at the Annual Meeting in accordance with your instructions on such card. You may vote FOR the Ahmanson Resolution or against or abstain from voting for the Ahmanson Resolution by marking the proper box on the WHITE Annual Meeting proxy card. If no marking is made, you will be deemed to have given a direction to vote the GWF Shares represented by the WHITE Annual Meeting proxy card FOR the Ahmanson Resolution provided that you have signed and dated the proxy card.

       AHMANSON STRONGLY RECOMMENDS A VOTE FOR THE AHMANSON RESOLUTION.

                        III. PROPOSED BY-LAW AMENDMENTS

  Ahmanson is soliciting your proxy in support of the Ahmanson By-law Amendments which are intended to ensure that the Ahmanson Merger Proposal is dealt with fairly and in accordance with sound principles of corporate governance and that the views of the GWF stockholders and the Ahmanson Nominees are considered by the entire GWF Board. The text of each of the Ahmanson By-law Amendments is set forth in Annex A hereto. The following is a summary of such amendments.

 Amendment 1:

  Amendment 1 would amend GWF's By-laws to allow holders of 10% of the GWF Shares to call special meetings and provide that the designee of the stockholders calling the meeting presides at the meeting.

 Amendment 2:

  Amendment 2 would amend GWF's By-laws to prohibit the GWF Board from filling any vacancy on the GWF Board with any person who was previously nominated as a Director and lost in an election. The effect of Amendment 2 is to prevent the GWF Board from reinstalling a person whom the stockholders have affirmatively voted out of office or not elected. This proposal would prevent the entrenchment of directors who have failed to obtain the requisite support of stockholders.

 Amendment 3:

  Amendment 3 would amend GWF's By-laws to ensure that, if any Ahmanson Nominees are elected, at least one Ahmanson Nominee would be represented on each committee of the GWF Board. The effect of Amendment 3 would be to prevent a committee not represented by an Ahmanson Nominee from taking actions without the knowledge of or input from an Ahmanson Nominee.

 Amendment 4:

  Amendment 4 would amend GWF's By-laws to provide that certain matters (e.g., acquisition transactions, amendment of the Rights Agreement, adoption of any similar rights agreement, amendment of the By-laws, or any other action that would preclude or make more expensive or more difficult a merger with or an acquisition of GWF by any person that has made a bona fide and concrete proposal to merge with or acquire GWF or would favor one potential acquiror over another) can only be acted on by the GWF Board if those matters are specifically described (with appropriate details) in a notice which must be given for the GWF Board meeting. The effect of Amendment 4 would provide the Ahmanson Nominees with advance notice of such actions. Because the Ahmanson Nominees will have fiduciary duties to all stockholders, this does not mean that Ahmanson will be privy to such information. This advance notice will enable the Ahmanson Nominees to act in a prepared manner and receive any necessary independent advice.

 Amendment 5:

  Amendment 5 would amend GWF's By-Laws to provide that no board meeting has a quorum unless at least two directors from each class are present. The effect of Amendment 5 would ensure that each class of directors is adequately represented at each and every board meeting.

 Amendment 6:

  Amendment 6 would amend GWF's By-laws to provide that at least a majority of each class of directors must approve the granting to a third party of break-up fees, stock options, "crown jewel" options or other lock-up arrangements in connection with certain acquisition transactions with an aggregate value in excess of $100,000,000. The effect of Amendment 6 would enable the Ahmanson Nominees, subject to their fiduciary duties, to prevent the granting of such excessive break-up fees, stock options, "crown jewel" options or other lock-up arrangements.

 Amendment 7:

  Amendment 7 would amend GWF's By-laws to prevent the GWF Board from subsequently amending any of the Ahmanson By-law Amendments adopted at the 1997 Annual Meeting of Stockholders unless it has the approval of a majority vote of the GWF stockholders. The effect of Amendment 7 would ensure that the GWF Board cannot circumvent the will of the stockholders by subsequently amending or modifying the adopted Ahmanson By-law Amendments.

  Adoption of the Ahmanson By-law Amendments requires the affirmative vote of the holders of a majority of the GWF Shares represented in person or by proxy and entitled to vote on the matter, assuming the presence of a quorum at the Annual Meeting. With respect to abstentions, the GWF Shares will be considered present at the Annual Meeting, but since they are not affirmative votes for the Ahmanson By-law Amendments, they will have the same effect as votes against the Ahmanson By-law Amendments. With respect to broker non-votes, the GWF Shares will not be considered present at the Annual Meeting for purposes of voting on the Ahmanson By- law Amendments. Consequently, broker non-votes will not be counted with respect to the Ahmanson By-law Amendments, but they will have the practical effect of reducing the number of affirmative votes required to achieve a majority with respect to the Ahmanson By-law Amendments by reducing the total number of GWF Shares from which the majority is calculated.

  The accompanying WHITE Annual Meeting proxy card will be voted at the Annual Meeting in accordance with your instructions on such card. You may vote FOR the Ahmanson By-law Amendments or against or abstain from voting for the Ahmanson By-law Amendments by marking the proper box on the WHITE Annual Meeting proxy card. If no marking is made, you will be deemed to have given a direction to vote the GWF Shares represented by the WHITE Annual Meeting proxy card FOR the Ahmanson By-law Amendments, provided that you have signed and dated the proxy card.

    AHMANSON STRONGLY RECOMMENDS A VOTE FOR THE AHMANSON BY-LAW AMENDMENTS.

           IV. OTHER MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

  Ahmanson is not aware of any other resolutions, matters or proposals to be brought before the Annual Meeting. Should other resolutions, matters or proposals be brought before the Annual Meeting, the persons named on the WHITE Annual Meeting proxy card will abstain from voting on such other resolutions, matters or proposals unless such other resolutions, matters or proposals are inconsistent with the stockholder resolution set forth herein, in which event such persons will vote on such other resolutions, matters or proposals at their discretion.

  With respect to any such other matters that may be submitted to the GWF stockholders for a vote, the affirmative vote of the holders of at least a majority of the GWF Shares represented in person or by proxy at the Annual Meeting and entitled to vote on the particular matter is required, assuming the presence of a quorum at the Annual Meeting. With respect to abstentions, the GWF Shares will be considered present at the Annual Meeting for such other matters, but since they are not affirmative votes for such other matters, they will have the same effect as votes against such other matters. With respect to broker non-votes, the GWF Shares will not be considered present at the Annual Meeting for purposes of voting on the such other matters. Consequently, broker non-votes will not be counted with respect to such other matters, but they will have the practical effect of reducing the number of affirmative votes required to achieve a majority with respect to such other matters by reducing the total number of GWF Shares from which the majority is calculated.

                           H. F. AHMANSON & COMPANY

  H. F. Ahmanson & Company, a Delaware corporation, conducts its principal business operations through Home Savings Bank, FSB, a federally-chartered savings bank ("Home Savings"). Although Home Savings has traditionally focused on deposit-taking and residential real estate lending, Home Savings has changed its focus toward becoming a full-service consumer bank. Home Savings' acquisition of 61 First Interstate Bank branches has accelerated Home Savings' progress toward effecting this change.

  At December 31, 1996, Ahmanson had total assets of $50 billion, deposits of $35 billion and stockholders' equity of $2.4 billion. Based on deposits, Ahmanson was at that time the third largest depositary institution in California and the 17th largest in the United States.

  Ahmanson is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Proxy statements, reports and other information concerning Ahmanson can be inspected at the Commission's office at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices in New York, 7 World Trade Center, Suite 1300, New York, New York 10048, and Citicorp Center, 500 West Madison Street, Chicago, Illinois 60601, and copies of such material can be obtained from such facilities and the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Certain of such reports, proxy statements and other information are also available from the Commission over the Internet at http://www.sec.gov. In addition such material can be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005 and the Pacific Stock Exchange, 301 Pine Street, San Francisco, California 94104, on which certain of Ahmanson's securities are listed.

  H. F. Ahmanson & Company has its principal executive offices at 4900 Rivergrade Road, Irwindale, California 91706, telephone number (818) 960-6311.

  Certain information concerning the directors and executive officers of Ahmanson and certain employees and other representatives of Ahmanson who may also solicit proxies from stockholders is set forth in Schedule I. Certain information concerning shares of GWF Common Stock held by Ahmanson, its directors and executive officers and certain employees and other representatives of Ahmanson who may also solicit proxies from Stockholders, and certain transactions between any of them and GWF, is set forth in Schedule II.

                               PROXY PROCEDURES

  In order for your views on the above-described director election and the Ahmanson Proposals to be represented at the Annual Meeting, please mark, sign and date the enclosed WHITE Annual Meeting proxy card and return it to Ahmanson, c/o MacKenzie Partners, Inc., in the enclosed envelope in time to be voted at the Annual Meeting. Execution of the WHITE Annual Meeting proxy card will not affect your right to attend the Annual Meeting and to vote in person. Any proxy may be revoked at any time prior to the Annual Meeting by delivering a written notice of revocation or a later dated proxy for the Annual Meeting to Ahmanson or to the Secretary of GWF, or by voting in person at the particular meeting. ONLY YOUR LATEST DATED PROXY FOR THE ANNUAL MEETING WILL COUNT.

  Only holders of record as of the close of business on the Record Date will be entitled to vote. If you are a GWF stockholder of record on the Record Date, you will retain your voting rights for the Annual Meeting even if you sell such GWF Shares after the Record Date. Accordingly, it is important that you vote the GWF Shares held by you on the Record Date, or grant a proxy to vote such GWF Shares on the WHITE Annual Meeting proxy card, even if you sell such GWF Shares after the Record Date.

  If any of your GWF Shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the Record Date, only it can vote such GWF Shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute on your behalf the WHITE Annual Meeting proxy card.

                         OWNERSHIP OF GWF COMMON STOCK

  Each share of GWF Common Stock is entitled to one vote, and the GWF Common Stock is the only class of securities of GWF currently entitled to vote. According to GWF's Form 10-K for the fiscal year ended December 31, 1995, there were approximately 9,415 holders of record of shares of GWF Common Stock as of December 31, 1995, and according to the Form 10-Q for the period ending September 30, 1996, there were 137,710,442 shares of GWF Common Stock outstanding as of October 31, 1996. Stockholders of GWF do not have cumulative voting rights.

  The following table sets forth the share ownership of all persons who, as of December 31, 1995, beneficially owned more than 5% of GWF's outstanding shares of Common Stock known to GWF, as reported in GWF's Proxy Statement dated March 21, 1996. There may have been material changes since that date.

                                            AMOUNT AND NATURE OF    PERCENT OF
                                           BENEFICIAL OWNERSHIP OF OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER       SHARES OF COMMON STOCK  COMMON STOCK
------------------------------------       ----------------------- ------------
Wellington Management Company.............       10,858,257(1)         7.95%
 75 State Street
 Boston, Massachusetts 02109
Vanguard/Windsor Funds, Inc...............       10,242,693(2)         7.50%
 Vanguard Financial Center
 Valley Forge, Pennsylvania 19482
All Directors and Executive Officers as a         2,550,636(3)         1.86%
 Group (16)...............................

--------
(1) Wellington Management Company ("WMC") has reported that it is an investment adviser and, as such, is considered beneficial owner in the aggregate of the shares listed in the table. WMC has declared that it has shared power to vote 4,902 of the shares and shared dispositive power over all of the shares shown in the table. The shares shown in the table for the Vanguard/Windsor Funds, Inc. are also included in the total amount reported in the table for WMC.

(2) Vanguard/Windsor Funds, Inc. ("Vanguard/Windsor") has reported that it is an investment company and, as such, is considered the beneficial owner in the aggregate of the shares listed in the table. Vanguard/Windsor has declared that it has sole power to vote or direct the vote and shared power to dispose or to direct the disposition of the shares shown in the table.
(3) The amount in the table includes options to purchase 1,676,135 shares under employee stock options which are exercisable on or within 60 days after February 29, 1996, and 2,132 shares held in trust under the Employee Savings Incentive Plan with respect to which such persons have the right to direct the vote.

  For information relating to the ownership of Common Stock by the current directors and officers of GWF, see Schedule III hereto.

  Although Ahmanson has included information concerning GWF in this Proxy Statement (including Schedule III hereto) insofar as it is known or reasonably available to Ahmanson, Ahmanson is not currently affiliated with GWF and GWF has not to date permitted access by Ahmanson to GWF's books and records. Therefore, information concerning GWF which has not been made public is not available to Ahmanson. Although Ahmanson has no knowledge that would indicate that statements relating to GWF contained in this Proxy Statement in reliance upon publicly available information are inaccurate or incomplete, Ahmanson was not involved in the preparation of such information and statements and, for the foregoing reasons, is not in a position to verify any such information or statements. Accordingly, Ahmanson takes no responsibility for the accuracy of such information or statements.

  The proxy statement of GWF, dated March 21, 1996, contains additional information concerning the GWF Common Stock, beneficial ownership of the GWF Common Stock by and other information concerning GWF's directors and officers, compensation paid to executive officers, and the principal holders of GWF Common Stock.

                            SOLICITATION OF PROXIES

  Proxies will be solicited by mail, telephone, telegraph, telex, telecopier, advertisement and in person. Solicitation may be made by directors, officers, investor relations personnel and other regular employees of Ahmanson. No such employees will receive additional compensation for such solicitation.

  Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward the solicitation materials to the beneficial owners of GWF Common Stock for which they hold of record and Ahmanson will reimburse them for their reasonable out-of-pocket expenses.

  In addition, Ahmanson has retained MacKenzie Partners, Inc. to assist and to provide advisory services in connection with this Proxy Statement for which
MacKenzie Partners, Inc. will be paid a fee of not more than $    and will be
reimbursed for reasonable out-of-pocket expenses. It is anticipated that approximately 100 persons will be employed by MacKenzie Partners, Inc. to solicit proxies. Ahmanson will indemnify MacKenzie Partners, Inc. against certain liabilities and expenses in connection with the Proxy Statement, including liabilities under the federal securities laws.

  Credit Suisse First Boston Corporation ("CSFB") and Montgomery Securities ("Montgomery Securities") are providing certain financial advisory services to Ahmanson in connection with, among other things, the Proposed Merger and the Proxy Statement. Ahmanson has agreed to pay customary financial advisory and transaction fees to each of CSFB and Montgomery Securities in connection with the Proposed Merger. Ahmanson has also agreed to reimburse each of CSFB and Montgomery Securities for its reasonable out-of-pocket expenses, including the fees and expenses of its legal counsel, incurred in furtherance of the financial advisory services to be provided to Ahmanson in connection with its engagement, and has agreed to indemnify each of CSFB and Montgomery Securities and certain related persons and entities against certain liabilities and expenses in connection with its engagement, including certain liabilities under the federal securities laws. In connection with CSFB's and Montgomery Securities' engagement as financial advisors, Ahmanson anticipates that certain employees of each of CSFB and Montgomery Securities may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are stockholders for the purpose of assisting in the proxy solicitation. CSFB and Montgomery Securities will not receive any fee for or in connection with such solicitation activities by their respective employees apart from the fees they are otherwise entitled to receive as described above.

  The expenses related directly to the Proxy Statement are expected to
aggregate $    and will be borne by Ahmanson. These expenses include any fees and expenses for attorneys, public relations and financial advisers, solicitors, advertising, printing, transportation, litigation and other costs incidental to the solicitation, but exclude costs represented by salaries and wages of regular employees and officers of Ahmanson and expenses related primarily to the Proposed Merger. Of the above stated amount, approximately
$    has been spent to date. Ahmanson does not intend to seek reimbursement of its expenses related to the proxy solicitation from GWF whether or not the proxy solicitation is successful.

  Stockholder proposals will be eligible for consideration for inclusion in GWF's Proxy Statement for the 1998 Annual Meeting of Stockholders if notice is provided to the Secretary of GWF no later than 60 days nor more than 90 days prior to the anniversary date of the 1997 Annual Meeting.

  Ahmanson assumes no responsibility for the accuracy or completeness of any information contained herein which is based on, or incorporated by reference to, the GWF Proxy Statement.

  If you have any questions concerning this Proxy Statement or the procedures to be followed to execute and deliver a proxy, please contact MacKenzie Partners, Inc. at the address or phone number specified below. YOUR PROXY AND PROMPT ACTION ARE IMPORTANT. YOU ARE URGED TO GRANT YOUR PROXY BY MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD AS SOON AS POSSIBLE.

                                          H. F. AHMANSON & COMPANY

February  , 1997

                           MacKenzie Partners, Inc.
                               156 Fifth Avenue
                           New York, New York 10010
               Bankers and Brokers Call Collect: (212) 929-5500
                   All Others Call Toll-Free: (800) 322-2885

                                                                        ANNEX A

                          PROPOSED BY-LAW AMENDMENTS

  Amendment 1. Amend Section 3 of the By-laws of GWF by adding to the end thereof the following paragraph:

    "In addition, a special meeting of the stockholders of the Corporation shall be called by the Secretary upon the written request, stating the purpose of the meeting and the meeting date, of stockholders who together own of record 10% or more of the stock of the Corporation having voting power. The notice shall be mailed by the Secretary within 20 days following receipt of such request. If the Secretary fails to call the special meeting and mail the notice as required by the preceding sentence, a person designated by the stockholders requesting the meeting shall have the power to call the special meeting and mail such notice. At a special meeting called at the request of stockholders, the meeting shall be presided over by a person designated by the stockholders calling the meeting."

  Amendment 2. Amend Section 12 of the By-laws of GWF by adding to the end thereof (or, if Amendment 3 described below is adopted, by adding as the penultimate paragraph) the following paragraph:

    "No person may be chosen by the directors of the Corporation to fill any vacancy on the board of directors, whether arising through death, resignation or removal of a director, or through an increase in the number of directors of any class, if such person was previously nominated as a director and lost in an election by the stockholders of the Corporation."

  Amendment 3. Amend Section 12 of the By-laws of GWF by adding to the end thereof the following paragraph:

    "Any slate of directors elected in opposition to the recommendation of the incumbent board of directors shall be represented on each committee of the board of directors of the Corporation."

  Amendment 4. Amend Section 13 of the By-laws of GWF by inserting immediately after the second sentence thereof the following two sentences:

    "Notwithstanding the foregoing sentence, if any of the following actions are to be considered by the board of directors at a meeting, notice must be given which notice must specify that such actions are to be considered and set forth appropriate details with respect thereto: any "Acquisition Transaction" as hereinafter defined, amendment of the Rights Agreement referred to in Section 24, adoption of any similar rights agreement, amendment of the By-laws, or any other action that would preclude or make more expensive or more difficult a merger with or acquisition of the Corporation by any person that has made a bona fide proposal to merge with or acquire the Corporation or that would favor one potential acquiror of the Corporation over another acquiror. "Acquisition Transaction" means any merger, consolidation or similar transaction involving, or any purchase of all of or any substantial portion of the assets, deposits or any equity securities of, the Corporation or any of its subsidiaries."

  Amendment 5. Amend Section 13 of the By-laws of GWF by replacing the present penultimate sentence thereof with the following sentence:

    "One-half of the total number of directors, but not less than two directors from each class, shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting which a quorum is present shall be the act of the Board of Directors."

  Amendment 6. Amend Section 13 of the By-laws of GWF by adding to the end thereof the following two sentences:

    "The Board of Directors may not without approval of a majority of each class of directors grant a third party break-up fees, stock options, "crown jewel" options or other lock-up arrangements in connection with an "Acquisition Transaction" as hereinafter defined, unless such agreement contains a provision ensuring that the aggregate value of all such break-up fees, stock options, "crown jewel" options and other lock-up arrangements can never exceed $100,000,000. "Acquisition Transaction" means any merger, consolidation or similar transaction involving, or any purchase of all of or any substantial portion of the assets, deposits or any equity securities of, the Corporation or any of its subsidiaries."

  Amendment 7. Amend the By-laws of GWF by adding a new Section 25 thereto which reads in its entirety as follows:

    "Section 25. Neither this Section 25 nor any of the By-law provisions added or changed by vote of stockholders at the 1997 annual meeting of stockholders of this Corporation may be amended or repealed without the affirmative vote of the holders of a majority of the stock of the Corporation having voting power."

                                  SCHEDULE I

                     INFORMATION CONCERNING THE DIRECTORS
                      AND EXECUTIVE OFFICERS OF AHMANSON
              AND CERTAIN EMPLOYEES AND OTHER REPRESENTATIVES OF
                     AHMANSON WHO MAY ALSO SOLICIT PROXIES

  The following table sets forth the name, principal business address and the present office or other principal occupation or employment, and the name, principal business and address of any corporation or other organization in which such employment is carried on, of the directors and executive officers of Ahmanson and certain employees and other representatives of Ahmanson who may also solicit proxies from stockholders of GWF.

 DIRECTORS, EXECUTIVE OFFICERS, CERTAIN EMPLOYEES AND OTHER REPRESENTATIVES OF
                                   AHMANSON

       NAME AND PRINCIPAL                          PRESENT OFFICE OR OTHER
        BUSINESS ADDRESS                     PRINCIPAL OCCUPATION OR EMPLOYMENT
       ------------------          -------------------------------------------------------
Byron Allumbaugh.................  Retired Chairman of the Board of Ralphs Grocery
620 Newport Center Drive           Company, a Los Angeles-based supermarket company;
Suite 1100                         director of El Paso Natural Gas Company and Ultramar
Newport Beach, CA 92660            Corp.

Harold A. Black..................  James F. Smith Professor of Financial Institutions at
Department of Finance              the College of Business Administration at the
431 Stokely Management Center      University of Tennessee, Knoxville
University of Tennessee,
Knoxville Knoxville, TN 37996

Richard M. Bressler..............  Retired Chairman of the Board of Plum Creek Management
El Paso Natural Gas Company        Company, a manufacturer of lumber and wood products,
999 Third Avenue, Suite 2300       and retired Chairman of the Board of El Paso Natural
Seattle, WA 98104                  Gas Company, a natural resources company; director of
                                   General Mills, Inc. and Rockwell International
                                   Corporation

David R. Carpenter...............  Retired Chairman and Chief Executive Officer of
The Darcy Company                  Transamerica Occidental Life Insurance Company and
3400 Riverside Drive               Executive Vice President of the parent company,
Burbank, CA 91505                  Transamerica Corporation; Chairman of UniHealth;
                                   director of PacifiCare

Phillip D. Matthews..............  Chairman of the Board of Wolverine World Wide, Inc., a
Matthews, Mullaney & Company       NYSE footwear company; Chairman and part owner of
70 South Lake Avenue, Suite 630    Reliable Company; director of Bell Sports and Panda
Pasadena, CA 91101                 Management Company

Richard L. Nolan.................  MBA Class of 1942 Professor of Business Administration
Graduate School of Business        at the Graduate School of Business Administration at
Administration Harvard University  Harvard University; director of Xcellenet Inc.
Baker West 181
Soldiers Field
Boston, MA 02163

Delia M. Reyes Reyes.............  President and Chief Executive Officer of Reyes
Consulting Group                   Consulting Group, a market research and consulting firm
14677 Midway Road, Suite 201
Dallas, TX 75244

   NAME AND PRINCIPAL                    PRESENT OFFICE OR OTHER
    BUSINESS ADDRESS               PRINCIPAL OCCUPATION OR EMPLOYMENT
   ------------------    -------------------------------------------------------
Charles R. Rinehart..... Chairman of the Board and Chief Executive Officer of
4900 Rivergrade Road     Ahmanson; Chairman of the Board and Chief Executive
Irwindale, CA 91706      Officer of Home Savings of America, FSB

Frank M. Sanchez........ Owner and operator of eight McDonald's franchises;
5234 Via San Delano #1   director of the Los Angeles Chamber of Commerce, the
Los Angeles, CA 90022    Los Angeles Amateur Athletic Foundation, and California
                         State University at Los Angeles foundation

Elizabeth A. Sanders.... Business consultant; director of Flagstar Companies
P.O. Box 14              Inc., Wal-Mart Stores, Inc. and Wolverine World Wide,
Sutter Creek, CA 95685   Inc.

Arthur W. Schmutz....... Retired partner of Gibson, Dunn & Crutcher LLP, a law
Gibson, Dunn & Crutcher  firm; director of Ducommun Incorporated
LLP
333 South Grand Avenue,
Suite 4550 Los Angeles,
CA 90071

William D. Schulte...... Retired Vice Chairman of KPMG Peat Marwick LLP, a firm
KPMG Peat Marwick LLP    of independent certified public accountants; director
725 South Figueroa       of Santa Anita Operating Company, Santa Anita Realty
Street, Suite 2900 Los   Enterprises, Inc. and Vastar Resources, Inc.
Angeles, CA 90017

Bruce G. Willison....... President and Chief Operating Officer of Ahmanson and
4900 Rivergrade Road     Home Savings of America, FSB
Irwindale, CA 91706

Kevin M. Twomey......... Senior Executive Vice President and Chief Financial
4900 Rivergrade Road     Officer of Ahmanson and Vice Chairman and Chief
Irwindale, CA 91706      Financial Officer of Home Savings of America, FSB

Anne-Drue M. Anderson... Executive Vice President and Treasurer of Ahmanson and
4900 Rivergrade Road     Home Savings of America, FSB
Irwindale, CA 91706

Madeleine A. Kleiner.... Senior Executive Vice President, General Counsel and
4900 Rivergrade Road     Secretary of Ahmanson and Senior Executive Vice
Irwindale, CA 91706      President and General Counsel of Home Savings of
                         America, FSB

E. Nancy Markle......... Executive Vice President of Ahmanson and Home Savings
49000 Rivergrande Road   of America, FSB
Irwindale, CA 91706

George Miranda.......... First Vice President and Principal Accounting Officer
4900 Rivergrade Road     of Ahmanson and Home Savings of America, FSB
Irwindale, CA 91706

Eric Warmstein.......... Director of Corporate Development of Ahmanson
4900 Rivergrade Road
Irwindale, CA 91706

      NAME AND PRINCIPAL                          PRESENT OFFICE OR OTHER
       BUSINESS ADDRESS                      PRINCIPAL OCCUPATION OR EMPLOYMENT
      ------------------                     ----------------------------------
Stephen Swartz.................  Senior Vice President and Director of Investor
4900 Rivergrade Road             Relations of Ahmanson
Irwindale, CA 91706

Credit Suisse First Boston
Corporation
11 Madison Avenue
New York, New York 10010
  Michael E. Martin............   Managing Director
  Oliver P. Sarkozy............   Director
  Eric J. Clark................   Associate

Credit Suisse First Boston
Corporation
333 Grand Avenue, Suite 2200
Los Angeles, California 90071
  Mark S. Maron................   Managing Director
  Andrew C. Rosenburgh.........   Vice President
  Brian J. Cullen..............   Analyst

Montgomery Securities
600 Montgomery Street
San Francisco, California 94111
  Dick Fredericks..............   Senior Managing Director
  Alan Rothenberg..............   Senior Consultant
  Robert Huret.................   Senior Consultant
  William Pan..................   Associate

                                  SCHEDULE II

               SHARES OF GWF COMMON STOCK HELD BY AHMANSON, ITS
          DIRECTORS AND EXECUTIVE OFFICERS AND CERTAIN EMPLOYEES AND
        OTHER REPRESENTATIVES OF AHMANSON WHO MAY ALSO SOLICIT PROXIES,
             AND CERTAIN TRANSACTIONS BETWEEN ANY OF THEM AND GWF

  Ahmanson purchased 100 shares of GWF Common Stock on February 13, 1997 for $32.50 per share (excluding mark-ups or commissions). No part of the purchase price or market value of any of the shares described in this paragraph was represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such shares. Ahmanson does not beneficially own any other shares of GWF Common Stock.

  Each of CSFB and Montgomery Securities engages in a full range of investment banking, securities trading, market-making and brokerage services for institutional and individual clients. In the normal course of their business, CSFB and Montgomery Securities may trade securities of GWF for their own account and the accounts of their customers and, accordingly, may at any time hold a long or short position in such securities. As of February 14, 1997, CSFB held a net long position of 24 shares and Montgomery Securities held no shares of GWF Common Stock. Additionally, in the normal course of their business, CSFB and Montgomery Securities finance their securities positions by bank and other borrowings and repurchase and securities borrowing transactions. To the knowledge of Ahmanson, none of such borrowings were intended specifically for the purpose of purchasing securities of GWF. Neither CSFB nor Montgomery Securities admit that they or any of their directors, officers, employees or affiliates are a "participant," as defined in Schedule 14A promulgated under the Exchange Act by the Commission, in the solicitation to which this Proxy Statement relates or that such Schedule 14A requires the disclosure in this Proxy Statement of certain information concerning CSFB and Montgomery Securities.

  In addition to the fees to be received by CSFB and Montgomery Securities in connection with their engagement as financial advisors to Ahmanson described in this Proxy Statement, CSFB has rendered various investment banking and financial advisory services for Ahmanson for which it has received customary compensation.

  Except as disclosed in this Proxy Statement, none of Ahmanson, the directors or executive officers of Ahmanson or the employees or other representatives of Ahmanson named in Schedule I owns any securities of GWF or any subsidiary of GWF, beneficially or of record, has purchased or sold any such securities within the past two years or is or was within the past year a party to any contract, arrangement or understanding with any person with respect to such securities. Except as disclosed in this Proxy Statement, to the best knowledge of Ahmanson, its directors or executive officers and the employees and other representatives of Ahmanson named in Schedule I, none of their associates beneficially owns, directly or indirectly, any securities of GWF.

  Except as disclosed in this Proxy Statement, none of Ahmanson, its directors or executive officers of Ahmanson or the employees or other representatives of Ahmanson named in Schedule I, or, to their best knowledge, their associates has any arrangement or understanding with any person (1) with respect to any future employment by GWF or its affiliates or (2) with respect to future transactions to which GWF or any of its affiliates will or may be a party, nor any material interest, direct or indirect, in any transaction that has occurred since January 1, 1996 or any currently proposed transaction, or series of similar transactions, in which GWF or any of its affiliates was or is to be a party and in which the amount involved exceeds $60,000. Certain directors and executive officers of Ahmanson and/or its associates may also be directors or officers of other companies and organizations that have engaged in transactions with Ahmanson or its subsidiaries in the ordinary course of business since January 1, 1996, but Ahmanson believes that the interest of such persons in such transactions is not of material significance.

                                 SCHEDULE III

                             SHARES OF GWF HELD BY
                    DIRECTORS AND EXECUTIVE OFFICERS OF GWF

  The following table sets forth as of February 29, 1996 the number of shares of GWF Common Stock beneficially owned by each director, the chief executive officer and each of the five other most highly compensated executive officers (and by all directors and executive officers as a group) of GWF. The information contained in the table is derived from information contained in GWF's Proxy Statement dated March 21, 1996.

                                             AMOUNT AND NATURE OF
                                             BENEFICIAL OWNERSHIP    PERCENT OF
                                              OF SHARES OF COMMON   OUTSTANDING
          NAME OF BENEFICIAL OWNER                   STOCK          COMMON STOCK
          ------------------------           ---------------------- ------------
David Alexander.............................      20,175        (2)      (1)
H. Frederick Christie.......................      23,750        (2)      (1)
Charles D. Miller...........................      27,500        (2)      (1)
Stephen E. Frank............................       8,250        (3)      (1)
John V. Giovenco............................      38,750        (2)      (1)
Firmin A. Gryp..............................     101,144     (2)(4)      (1)
Enrique Hernandez, Jr ......................       6,750        (3)      (1)
James F. Montgomery.........................     788,613        (5)      (1)
Alberta E. Siegel...........................      22,500        (2)      (1)
Willis B. Wood, Jr..........................      14,250        (6)      (1)
John F. Maher...............................     609,213        (7)      (1)
Eugene A. Crane.............................     256,601        (8)      (1)
J. Lance Erikson............................     127,122        (9)      (1)
Carl F. Geuther.............................     233,505       (10)      (1)
Michael M. Pappas...........................     251,296       (11)      (1)
A. William Schenck, III.....................      21,218                 (1)

--------
(1) Certain executive officers share with their spouses voting and investment powers with respect to these shares. The percentage of shares beneficially owned by any executive officer does not exceed one percent of the GWF's common stock so owned.
(2) Includes 18,750 shares subject to options granted to this Director under the 1988 Stock Option and Incentive Plan (the "1988 Incentive Plan") which are exercisable within 60 days of February 29, 1996.
(3) Includes 6,250 shares subject to options granted this Director under the 1988 Incentive Plan which are exercisable within 60 days of February 29, 1996.
(4)  Includes 112 shares held by trustee under the Employee Savings Incentive
     Plan.
(5) Includes 593,750 shares subjecto to options exercisable within 60 days of February 29, 1996 and 945 shares held by the Trustee under the Employee Savings Incentive Plan.
(6) Includes 13,750 shares subject to options granted this Director under the 1988 Incentive Plan which are exercisable within 60 days of February 29, 1996.
(7) Includes 383,542 shares subject to options granted this Director under the 1988 Incentive Plan which are exercisable within 60 days of February 29, 1996 and 25 shares held by the Trustee under the Employee Savings Incentive Plan.
(8) Includes 180,083 shares subject to options exercisable within 60 days of February 29, 1996 and 938 shares held by the Trustee under the Employee Savings Incentive Plan.
(9) Includes 104,010 shares subject to options exercisable within 60 days of February 29, 1996 and 112 shares held by the Trustee under the Employee Savings Incentive Plan.
(10) Includes 188,500 shares subject to options exercisable within 60 days of February 29, 1996.
(11) Includes 187,500 shares subject to options exercisable within 60 days of February 29, 1996.

                                     III-1

        PRELIMINARY COPY--SUBJECT TO COMPLETION DATED FEBRUARY 18, 1997
                          [FORM OF PROXY CARD--WHITE]

                      GREAT WESTERN FINANCIAL CORPORATION

                  PROXY SOLICITED BY H. F. AHMANSON & COMPANY
    FOR GREAT WESTERN FINANCIAL CORPORATION ANNUAL MEETING--APRIL 22, 1997

  The undersigned, a holder of record of shares of common stock, par value $1.00 per share ("Common Stock") of Great Western Financial Corporation ("GWF") acknowledges receipt of the Proxy Statement of H. F. Ahmanson & Company dated February , 1997, and the undersigned revokes all prior proxies
and appoints     and    , or each of them, proxies for the undersigned to vote
all shares of Common Stock of GWF which the undersigned would be entitled to
vote at the 1997 Annual Meeting of Stockholders to be held at     at   a.m. on
   April 22, 1997 and any adjournments, postponements or reschedulings thereof, and instructs said proxies to vote as follows:

1. To elect Lawrence A. Del Santo, Robert T. Gelber and Wolfgang Schoellkopf as Class II Directors of GWF, to serve for a term of three years and until their successors have been elected and qualified.*

                 [_] FOR  [_] AGAINST  [_] WITHHOLD AUTHORITY

2. To elect         [if you wish, write in nominee of the incumbent GWF Board]
   as the fourth Class II Director of GWF, to serve for a term of three years and until his successor has been elected and qualified.

                 [_] FOR  [_] AGAINST  [_] WITHHOLD AUTHORITY

3. Adopt the following non-binding resolution: "RESOLVED, that the stockholders of Great Western Financial Corporation ("Great Western") urge the Great Western Board of Directors (the "Great Western Board") to consider any bona fide and concrete merger proposal received by Great Western by May 22, 1997 and, if no proposal superior to the H. F. Ahmanson & Company ("Ahmanson") merger proposal (set forth in Ahmanson's letter to Great Western, dated February 17, 1997) is received, to enter into a merger agreement with Ahmanson in accordance with the Ahmanson merger proposal and take all actions necessary to facilitate such merger. In determining whether another proposal is superior to the Ahmanson merger proposal, the Great Western Board shall take into account the potential that the Great Western stockholders will receive a substantial portion of the value of the cost savings resulting from a merger with Ahmanson."

                       [_] FOR  [_] AGAINST  [_] ABSTAIN

4. Amend Section 3 of the By-laws of GWF by adding to the end thereof the following paragraph: "In addition, a special meeting of the stockholders of the Corporation shall be called by the Secretary upon the written request, stating the purpose of the meeting and the meeting date, of stockholders who together own of record 10% or more of the stock of the Corporation having voting power. The notice shall be mailed by the Secretary within 20 days following receipt of such request. If the Secretary fails to call the special meeting and mail the notice as required by the preceding sentence, a person designated by the stockholders requesting the meeting shall have the power to call the special meeting and mail such notice. At a special meeting called at the request of stockholders, the meeting shall be presided over by a person designated by the stockholders calling the meeting."

                       [_] FOR  [_] AGAINST  [_] ABSTAIN

5. Amend Section 12 of the By-laws of GWF by adding to the end thereof (or, if the amendment described in (6) below is adopted, by adding as the penultimate paragraph) the following paragraph: "No person may be chosen by the directors of the Corporation to fill any vacancy on the board of directors, whether arising through death, resignation or removal of a director, or through an increase in the number of directors of any class, if such person was previously nominated as a director and lost in an election by the stockholders of the Corporation."

                       [_] FOR  [_] AGAINST  [_] ABSTAIN

6. Amend Section 12 of the By-laws of GWF by adding to the end thereof the following paragraph: "Any slate of directors elected in opposition to the recommendation of the incumbent board of directors shall be represented on each committee of the board of directors of the Corporation."

                       [_] FOR  [_] AGAINST  [_] ABSTAIN

7. Amend Section 13 of the By-laws of GWF by inserting immediately after the second sentence thereof the following two sentences: "Notwithstanding the foregoing sentence, if any of the following actions are to be considered by the board of directors at a meeting, notice must be given which notice must specify that such actions are to be considered and set forth appropriate details with respect thereto: any "Acquisition Transaction" as hereinafter defined, amendment of the Rights Agreement referred to in Section 24, adoption of any similar rights agreement, amendment of the By-laws, or any other action that would preclude or make more expensive or more difficult a merger with or acquisition of the Corporation by any person that has made a bona fide proposal to merge with or acquire the Corporation or that would favor one potential acquiror of the Corporation over another acquiror. "Acquisition Transaction" means any merger, consolidation or similar transaction involving, or any purchase of all of or any substantial portion of the assets, deposits or any equity securities of, the Corporation or any of its subsidiaries."

                       [_] FOR  [_] AGAINST  [_] ABSTAIN

8. Amend Section 13 of the By-laws of GWF by replacing the present penultimate sentence thereof with the following sentence: "One-half of the total number of directors, but not less than two directors from each class, shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting which a quorum is present shall be the act of the Board of Directors."

                       [_] FOR  [_] AGAINST  [_] ABSTAIN

9. Amend Section 13 of the By-laws of GWF by adding to the end thereof the following two sentences: "The Board of Directors may not without approval of a majority of each class of directors grant a third party break-up fees, stock options, "crown jewel" options or other lock-up arrangements in connection with an "Acquisition Transaction" as hereinafter defined, unless such agreement contains a provision ensuring that the aggregate value of all such break-up fees, stock options, "crown jewel" options and other lock-up arrangements can never exceed $100,000,000. "Acquisition Transaction" means any merger, consolidation or similar transaction involving, or any purchase of all of or any substantial portion of the assets, deposits or any equity securities of, the Corporation or any of its subsidiaries."

                       [_] FOR  [_] AGAINST  [_] ABSTAIN

10. Amend the By-laws of GWF by adding a new Section 25 thereto which reads in its entirety as follows: "Section 25. Neither this Section 25 nor any of the By-law provisions added or changed by vote of stockholders at the 1997 annual meeting of stockholders of this Corporation may be amended or repealed without the affirmative vote of the holders of a majority of the stock of the Corporation having voting power."

                       [_] FOR  [_] AGAINST  [_] ABSTAIN

  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING ON BEHALF OF THE UNDERSIGNED.

  THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES REFERRED TO IN (1) ABOVE AND FOR THE PROPOSALS REFERRED TO IN (3) THROUGH (10) ABOVE PROVIDED YOU HAVE SIGNED AND DATED THE PROXY CARD.
-------
*You may withhold authority to vote for any nominee by lining through or otherwise striking out the name of the nominee.*

                                    Dated: ______________________________, 1997
                                    ___________________________________________
                                     Signature of Stockholder (Title, if any)
                                    ___________________________________________
                                    Signature of Stockholder (if held jointly)

                                    Please sign exactly as your name or names appear hereon. If shares are held jointly, each stockholder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officers. If a partnership, please sign in partnership name by authorized person.

 PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY, USING THE ENCLOSED
                            POSTAGE-PAID ENVELOPE.